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                                                              EXHIBIT  99.6



                       PAYLESS SHOESOURCE, INC.

              EXECUTIVE INCENTIVE COMPENSATION PLAN FOR

                     BUSINESS UNIT MANAGEMENT

                     Effective July 17, 1997

                      Last amended April 20, 1998



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                      PAYLESS  SHOESOURCE,  INC.
              EXECUTIVE INCENTIVE COMPENSATION PLAN
                   FOR BUSINESS UNIT MANAGEMENT

     This document constitutes and sets forth the terms of the Payless ShoeSource, Inc. Executive Incentive Compensation Plan for Business Unit Management.

     Section 1.  PURPOSES OF THE PLAN.   The purposes of the Plan are (i) to
provide a means to attract, retain and motivate talented personnel and
(ii) to provide to participating management employees added incentive for high levels of performance and for additional effort to improve the financial performance of the Company and of their business units.

     Section 2.  DEFINITIONS.   Whenever used herein, the following terms
shall have the following meanings:

          a. "Annual Award" means, for a Participant for a Fiscal Year, the product of the Participant's Minimum Annual Compensation for such Fiscal Year multiplied by the aggregate of:

               i. the Participant's Annual Earnings Factor for such Fiscal Year, plus

               ii.  the Participant's Annual RONA Factor for such Fiscal
       Year.

          b. "Annual Earnings Factor" means, for a Participant for a Fiscal Year (i) five percent, if actual Earnings Growth for such Fiscal Year equals or exceeds the Participant's Threshold Annual Earnings Growth Objective for such
Fiscal Year,    plus (ii) ten percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Earnings Growth for such Fiscal Year less the Participant's Threshold Annual Earnings Growth Objective for such Fiscal Year and the denominator of which is the Participant's Maximum Annual Earnings Growth Objective for such Fiscal Year less the Participant's Threshold Annual Earnings Growth Objective for such Fiscal Year; provided, however, that the percentages referred to in this
Section 2(b) may be adjusted by the Committee as provided in Section 4(b).

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          c.   "Annual RONA Factor" means, for a Participant for a Fiscal
Year (i) five percent if actual RONA for such Fiscal Year equals or exceeds the Participant's Threshold Annual RONA Objective for such Fiscal Year, plus (ii) ten percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual RONA for such Fiscal Year less the Participant's Threshold Annual RONA Objective for such Fiscal Year and the denominator of which is the Participant's Maximum Annual RONA Objective for such Fiscal Year less the Participant's Threshold Annual RONA Objective for such Fiscal Year; provided, however, that the percentages referred to in this
Section 2(c) may be adjusted by the Committee as provided in Section 4(b).

          d.   "Average Annual Compensation" means, for a Long-Term
Performance Period, the Participant's average annual salary rate during such period, determined on a monthly basis, or such lesser amount as the Participant and the Company shall agree to, in writing.

          e.   "Board" means the Board of Directors of the Company.

          f.   "Committee" means the Compensation and Nominating
Committee of the Board; provided, however, the Compensation and Nominating Committee of the Board may delegate its powers under Sections 2(i), 2(p), 2(t), 2(w), 3, 6, 7 and 10 (but not under Section 14) to a management committee ("Management Committee") comprised of the Chief Executive Officer, the President and such other management personnel as the Chief Executive Officer and the President may designate from time to time, none of whom shall be eligible to participate in the Plan, in which case the term "Committee" with respect to such Sections shall be deemed to refer to the Management Committee.

          g. "Company" means Payless ShoeSource, Inc., a Missouri corporation, provided, that immediately after the effective time of the Merger such term shall mean Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation.

          h. "Disability" means the inability of a Participant to perform the normal duties of the Participant's regular occupation.

          i. "Earnings Growth" means, for a division or Subsidiary, (i) for a Fiscal Year, the annual growth rate in Earnings for such division or Subsidiary for such Fiscal Year, measured from the immediately preceding Fiscal Year; and
(ii) for a Long-Term Performance Period, the compound annual growth rate in Earnings for such division or Subsidiary for such Fiscal Year, measured from the Fiscal Year immediately preceding the Long-Term Performance Period to the last Fiscal Year in the Long-Term Performance Period. For purposes of this
Section 2(i), Earnings of a

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division or Subsidiary for a Fiscal Year means the earnings of such division or
Subsidiary for such Fiscal Year as reported in the Company's internal report(s) (or, in the event that such item is not included in such internal report(s) or that such internal report(s) is (are) changed to delete or modify such item, then such comparable figure as may be determined by the Committee) adjusted by the Company's independent certified public accountants to exclude such non-recurring or extraordinary items as the Committee shall determine are not representative of the on-going operations of the division or Subsidiary.

          j.   "Fiscal Year" means the fiscal year of the Company.

          k. "Long-Term Award" means, for a Participant for a Long-Term Performance Period, the product of the Participant's Average Annual Compensation for such period multiplied by the aggregate of:

               i. the Participant's Long-Term Earnings Factor for such period, plus

               ii. the Participant's Long-Term RONA Factor for such period as such product is adjusted in accordance with Section 5(b) of the Plan.

          l. "Long-Term Earnings Factor" means, for a Participant for a Long-Term Performance Period, (i) five percent if actual Earnings Growth for such period equals or exceeds the Participant's Threshold Long-Term Earnings Growth Objective for such period, plus (ii) ten percent multiplied by a fraction (not less than zero and not greater than one) the numerator of which is the actual Earnings Growth for such period less the Participant's Threshold Long-Term Earnings Growth Objective for such period and the denominator of which is the Participant's Maximum Long-Term Earnings Growth Objective for such period less the Participant's Threshold Long-Term Earnings Growth Objective for such period.

          m. "Long-Term Performance Period" means three consecutive Fiscal Years; provided, however, that the first Long-Term Performance Period under the Plan shall be Fiscal Year 1998 and the second Long-Term Performance Period under the Plan shall be Fiscal Years 1998 and 1999.

          n. "Long-Term RONA Factor" means, for a Participant for a Long-Term Performance Period (i) five percent if actual RONA for such period equals or exceeds the Participant's Threshold Long-Term RONA Objective for such period plus (ii) ten percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual RONA for such period less the Participant's Threshold Long-Term RONA Objective for such period and the denominator of which

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is the Participant's Maximum Long-Term RONA Objective for such period less the Participant's Threshold Long-Term RONA Objective for such period.

          o. "Market Value" means the average closing price of the Stock on the New York Stock Exchange, Inc. during the month of February of the year specified.

          p. "Minimum Annual Compensation" means, for a Fiscal Year, (i) the Participant's minimum annual salary rate as of November 1 of such Fiscal Year or (ii) if a Participant is designated as such as of a date after November 1 in such Fiscal Year, the Participant's minimum annual salary rate as of such date; provided that if the Committee determines that such compensation rate does not adequately reflect such Participant's minimum annual salary rate for such Fiscal Year or if the Fiscal Year does not contain a November 1 (as in a short year), then the term shall mean the salary rate determined by the Committee in its absolute discretion; provided further, that upon the written agreement of the Participant and the Company, the term shall mean such lesser amount as is agreed to by the parties.

          q. "Participant" means an individual who has been designated to participate in the Plan in accordance with Section 3 of the Plan.

          r. "Plan" mean the Payless ShoeSource, Inc. Executive Incentive Compensation Plan for Business Unit Management.

          s. "Retirement" means, as to a Participant, retirement as that word is defined in the Company's Profit Sharing Plan (or comparable plan of a Subsidiary applicable to a Participant).

          t. "RONA" means, for a division or Subsidiary, (i) for a Fiscal Year, the return on beginning net assets of such division or Subsidiary for such Fiscal Year as reported in the Company's internal report(s) (or, in the event that such item is not included in such report(s) or that such report(s) is (are) changed to delete or modify such item, then such comparable figure as may be determined by the Committee) adjusted by the Company's independent certified public accountants to exclude such non-recurring or extraordinary items as the Committee shall determine are not representative of the ongoing operations of the division or Subsidiary; and (ii) for a Long-Term Performance Period, the sum of the return on beginning net assets of such division or Subsidiary for each Fiscal Year in the Long-Term Performance Period divided by three.

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          u.   "Stock" means the common stock of the Company.

          v. "Subsidiary" means a subsidiary corporation of the Company within the meaning of Section 425(f) of the Internal Revenue Code.

          w.   The terms "Maximum Annual Earnings Growth Objective,"
"Maximum Long-Term Earnings Growth Objective," "Target Annual Earnings Growth Objective," "Target Long-Term Earnings Growth Objective," "Threshold Annual Earnings Growth Objective," "Threshold Long-Term Earnings Growth Objective," "Maximum Annual RONA Objective," "Maximum Long-Term RONA Objective," "Target Annual RONA Objective," "Target Long-Term RONA Objective," "Threshold Annual RONA Objective" and "Threshold Long-Term RONA Objective" shall mean the respective objectives determined by the Committee for each Participant pursuant to Section 7 of the Plan.

          x. "Merger" means the merger of Payless Merger Corp., a Missouri corporation and wholly-owned subsidiary of Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation, with the
Company, pursuant to an Agreement and Plan of Merger among the Company, Payless Merger Corp. and Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.).


     Section 3.  ELIGIBILITY.   Management employees of the Company and its
Subsidiaries who manage separate business units of the Company shall be eligible to participate in the Plan. The Committee may, in its sole discretion, designate any such individual as a Participant for a particular Fiscal Year and/or for a particular Long- Term Performance Period before the end of such Fiscal Year and Long-Term Performance Period, respectively. Designation of an individual as a Participant for any period shall not require designation of such individual as a Participant in any other period, and designation of one individual as a Participant shall not require designation of any other individual as a Participant in such period or in any other period.

     Section 4.  ANNUAL AWARD.

          a. Subject to the other provisions of the Plan, a Participant for a Fiscal Year who is designated as such for an entire Fiscal Year shall be entitled to an Annual Award for such Fiscal Year. Subject to the other provisions of the Plan, a Participant for a Fiscal Year who is designated as such for less than an entire Fiscal Year shall be entitled to a reduced Annual Award for such Fiscal Year equal to the Annual Award for such Fiscal Year multiplied by a fraction, the numerator of which shall be the number of complete fiscal months between (i) the first day of the fiscal

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month in which  occurs the date as of which the Participant was so designated and (ii) the end of such Fiscal Year and the denominator of which shall be twelve.

          b. The Committee may change the percentages referred to in the definitions of "Annual Earnings Factor" and "Annual RONA Factor" for any Fiscal Year, provided that the maximum Annual Award which may be paid under such different percentage may not be greater than 45% of the Participant's Minimum Annual Compensation for such Fiscal Year.

     Section 5.  LONG-TERM AWARD.

          a. Subject to the other provisions of the Plan, a Participant for a Long-Term Performance Period who is designated as such for an entire Long-Term Performance Period shall be entitled to a Long-Term Award for such period. Subject to the other provisions of the Plan, a Participant for a Long-Term Performance Period who is designated as such for less than an entire Long-Term Performance Period shall be entitled to a reduced Long-Term Award for such period equal to the Long-Term Award for such period multiplied by a fraction, the numerator of which shall be the number of complete fiscal months between
(i) the first day of the fiscal month in which occurs the date as of which the Participant was so designated and (ii) the end of such Long-Term Performance Period and the denominator of which shall be thirty-six (or, if less, the number of months of duration of such Long Term Performance Period).

          b. The Long-Term Award otherwise payable pursuant to Section 5(a) of the Plan for a Long-Term Performance Period shall be adjusted by multiplying such Long-Term Award by a percentage equal to a fraction, the numerator of
which   shall be the Market Value of the Stock in February of the calendar year in which such Long-Term Performance Period ends and the denominator of which shall be the Market Value of the Stock in February of the calendar year in which such Long-Term Performance Period begins; provided, however, that such percentage shall in no event be greater than one hundred fifty percent nor less than seventy-five percent.

     Section 6. DISCRETIONARY ADJUSTMENT OF AWARDS. In the event that the Committee determines, in its absolute discretion, that an Annual Award or a Long-Term Award payable to a Participant in accordance with the other terms of the Plan should be adjusted, upwards or downwards, based on all the facts and circumstances known to the Committee at the time, then, at any time prior to the closing of the Company's books for a Fiscal Year, the Committee may, in its sole and absolute discretion, increase or decrease any such Annual Award (for such Fiscal Year) or Long-Term Award (for the Long-Term Performance Period ending with such Fiscal Year) to such amount as it determines.

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     Section 7.  ANNUAL AND LONG-TERM TARGETS.   Threshold, target and maximum
annual and long-term objectives with respect to Earnings Growth and with respect to RONA shall be determined by the Committee as soon as practicable after the commencement of each Fiscal Year and each Long-Term Performance Period for each Participant. The Committee shall cause the respective objectives for each Participant to be provided to such Participant as soon thereafter as practicable. Such objectives shall remain in effect for the entire Fiscal Year or Long-Term Performance Period, as appropriate, unless the Committee determines, in its absolute discretion, that such objectives should be modified.

     Section 8.  PAYMENT OF AWARDS.

          a. Annual Awards for a Fiscal Year shall be payable in cash within three months after the close of such Fiscal Year or as soon thereafter as practicable.

          b. Long-Term Awards for a Long-Term Performance Period shall be payable in cash within three months after the close of such Long-Term Performance Period or as soon thereafter as practicable.

          c. A Participant may elect to defer all or a portion of an award under the Deferred Compensation Plan.

          d. The Company shall have the right to deduct any sums that federal, state or local tax laws require to be withheld with respect to any payment of awards.

     Section 9.  TERMINATION OF EMPLOYMENT.

          a. Death or Disability. In the event of either the death or Disability of the Participant while employed (a "Section 9(a) Event"), the Participant shall be entitled to the following:

               i.   An Annual Award with respect to the Fiscal Year in which

       the Section 9(a) Event occurs equal to the Annual Award otherwise payable (if any) for that Fiscal Year, prorated to the end of the fiscal month in which such Section 9(a) Event occurs; and

               ii. A Long-Term Award with respect to each Long-Term Performance Period which includes the Fiscal Year of the Section 9(a) Event; provided, however, that for purposes of this Section 9(a)(ii), the Long-Term Award for any Long-Term Performance Period (1) shall be determined at the end of the Fiscal Year in which the Section 9(a) Event occurs, (2) shall be determined (and averages used in that determination shall be calculated) based

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       only on the Fiscal Year and any preceding Fiscal Years otherwise included in the Long-Term Performance Period and (3) shall be prorated to the end of the fiscal month in which the Section 9(a) Event occurs.

          b.   RETIREMENT.

               i. In the event of the Retirement of the Participant with the written consent of the Company, such event shall be deemed to be a
       Section 9(a) Event, and the Participant shall be entitled to an Annual Award and to a Long- Term Award as provided in Section 9(a).

               ii. In the event of the Retirement of the Participant without the consent of the Company (a "Section 9(b)(ii) Event"), the Participant shall be entitled to the following:

                         (1) An Annual Award with respect to the Fiscal Year in which the Section 9(b)(ii) Event occurs equal to the Annual
          Award otherwise payable (if any) for the Fiscal Year, prorated to the end of the fiscal month in which the Section 9(b)(ii) Event occurs; and

                         (2) No Long-Term Award following the Section 9(b)(ii) Event. The Participant shall forfeit any right or entitlement to any award with respect to any Long-Term Performance Period which has not been completed on the date of the Section 9(b)(ii) Event.
          Any Long- Term Award for a period which ended prior to the Section 9(b)(ii) Event shall remain unaffected.

          c.   Termination of Employment.

               i. In the event of the termination of employment of the Participant not covered by Sections 9(a) or 9(b) above which occurs at the end of the term of the Participant's then-current written employment agreement (if any) with the Company or Subsidiary, or in the event of such a termination of a Participant who has no current written employment agreement with the Company or Subsidiary, such event shall be deemed to be a Section 9(b)(ii) Event, and the Participant shall be entitled to an Annual Award (but not to a Long-Term Award) as provided in Section 9(b)(ii).

               ii. In the event of the termination of employment of the Participant not covered by Sections 9(a) or 9(b) above before the end of the term of the Participant's then-current written employment agreement (if any) with the Company or Subsidiary, with the written consent of the Company (a "Section 9(c)(ii) Event"), the Participant shall be entitled to the following:

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                         (1)  An Annual Award with respect to the Fiscal Year
          in which the Section 9(c)(ii) Event occurs equal to the actual award otherwise payable for the Fiscal Year (if any); provided, however, that in the event that the term of the Participant's then-current employment agreement is due to expire during that Fiscal Year, then the Annual Award shall be prorated to the end of the fiscal month in which such term is due to expire; and

                         (2) A Long-Term Award with respect to each Long-Term Performance Period which includes the Fiscal Year of the 9(c)(ii) Event equal to the Long-Term Award otherwise payable with respect to each Long-Term Performance Period; provided, however, that in the event that the term of the Participant's then-current employment agreement (if any) with the Company is otherwise due to expire during any such period, then the Long-Term Award with respect to such period shall be prorated to the end of the calendar month in which such term is due to expire.

               iii. In the event of the termination of employment of the Participant not otherwise covered by this Section 9 before the end of the term of the then-current written employment agreement (if any) with the Company or Subsidiary, without the written consent of the Company, the Participant shall not be entitled to any Annual Award or to any Long-Term Award with respect to any Fiscal Year or Long-Term Performance Period which has not been completed as of the date of such termination of employment. The Participant shall forfeit any right or interest in any award for any such Fiscal Year or Long- Term Performance Period. Annual Awards and Long-Term Awards with respect to Fiscal Years and Long-Term Performance Periods which ended prior to the date of such termination of employment shall remain unaffected.

          d. For purposes of this Section 9, the term "written consent of the Company" shall refer to an express written consent of the Company, duly executed by the Company, which, by its own terms, expressly refers to this
Section 9 of the Plan.

     Section 10.  TRANSFERS AND CHANGES IN RESPONSIBILITIES.

          a. In the event that (i) a Participant's responsibilities are changed or that a Participant is transferred from the Participant's then-current operating division of the Company or Subsidiary to another operating division of the Company or Subsidiary or to the corporate operation of the Company, and (ii) the Participant remains employed by the Company or by a Subsidiary following such change or transfer (a "Section 10 Event") and the Participant and the Company either agree that the Section

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10 Event is of such a character that the Participant's participation in the
Plan should cease as of the date of such Section 10 Event or fail to agree on whether such Section 10 Event is of such a character, then any Annual Award or Long-Term Award to which the Participant would otherwise be entitled under the terms of the Plan shall be prorated to the date of such event.

          b. In the event that a Section 10 Event occurs and the Participant and the Company agree that such change or transfer is of such a character that the Participant's participation should not cease as of the date of such change or transfer, then

               i. any Annual Award to which the Participant would be entitled under the terms of the Plan

                         (1) with respect to the portion of the Fiscal Year before such event, shall be the pro rata portion of the Annual Award, if any, otherwise payable to such Participant based on the Participant's objectives and on the performance of the division, Subsidiary or operation for which the Participant was employed before such event, and

                         (2) with respect to the portion of the Fiscal Year after such event, shall be the pro rata portion of the Annual Award, if any, otherwise payable to such Participant based on the Participant's objectives and on the performance of the division, Subsidiary or operation for which the Participant was employed after such event; and

               ii. any Long-Term Award to which the Participant would be entitled under the terms of the Plan

                         (1) with respect to the Long-Term Performance Period which ends with the Fiscal Year in which such event occurs, shall be based solely on the Participant's objectives and on the performance of the division, Subsidiary or operation for which the Participant was employed before such event,

                         (2) with respect to the Long-Term Performance Period which ends with the Fiscal Year next following the Fiscal Year in which such event occurs, shall be prorated, with pro rata portions being based on the Participant's respective objectives and on the respective performances of the division, Subsidiary or operation for which the Participant was employed before and after such event, and

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                         (3)  with respect to the Long-Term Performance Period
          which begins with the Fiscal Year in which such event occurs, shall be based solely on the Participant's objectives and on the performance of the division, Subsidiary or operation for which the Participant was employed after such event.

     In the event that more than one such Section 10 Event shall occur in any one Fiscal Year or Long-Term Performance Period for any Participant, the Committee shall adjust any Annual Award or Long-Term Award in such manner as the Committee shall determine, in its absolute discretion, to reflect the purposes and intent of the Plan. Moreover, the Committee has the right to adjust all awards pursuant to Section 6, in its absolute discretion, which may be exercised in such a manner as the Committee deems fair and equitable, based on the performance of the Participant while participating in any other bonus or compensation plan of the Company.


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     Section 11.  RIGHTS OF PARTICIPANTS AND BENEFICIARIES.

          a. Nothing contained in the Plan shall confer upon any Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment or interfere in any way with the right of the Company to terminate or change the conditions of employment.

          b. So long as the Participant is alive, the Company shall pay all amounts payable hereunder only to the Participant or his or her personal representatives. In the event of the death of a Participant, payments of all amounts otherwise due to the Participant under the Plan shall be made to the Participant's beneficiary at the time of death under the Company Paid Life Insurance Plan of Payless ShoeSource, Inc. or to such other beneficiary as the Participant shall have designated, in writing, for purposes of this Plan on a form provided by the Company or, in the absence of a designation of beneficiary, to the Participant's estate.

          c. Subject to the provisions of Section 11(d), rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt to do so shall be void; nor shall any such amounts be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant or his or her beneficiaries.

          d. Nothing in this Section 11 shall prohibit the personal representatives of a Participant from designating that any amount that would otherwise be distributed to the Participant's estate should be distributed in accordance with the terms of the Participant's last will and testament or pursuant to the laws of descent and distribution.

     Section 12.  UNFUNDED CHARACTER OF THE PLAN.   The right of a Participant
to receive any Annual Award or Long-Term Award hereunder shall be an unsecured claim against the general assets of the Company. Nothing in the Plan shall require the Company to invest any amounts in Stock or in any other medium.

     Section 13.  CHANGES IN CAPITAL STRUCTURE.   In the event that there is any
change in the Stock through merger, consolidation, reorganization, recapitalization, spin-off or otherwise, or if there shall be any dividend on the Stock, payable in such Stock, or if there shall be a stock split or combination of shares, then the fraction provided for in Section 5(b) of the Plan shall be adjusted by the Committee as it deems desirable, in its absolute discretion, to prevent dilution or enlargement of the rights of


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Participants.   The issuance of Stock for consideration and the issuance of
Stock rights shall not be considered a change in the Company's capital structure.

     Section 14. AMENDMENT OR TERMINATION. The Committee may, by resolution, amend or terminate the Plan at any time provided, however, the Committee may not, without the consent of the Participant, amend or terminate the Plan in such a manner as to affect adversely any Annual Award or Long-Term Award which would have been payable, based on the terms of the Plan immediately prior to any such amendment or termination, for any Fiscal Year or Long-Term Performance Period which has already commenced as of the effective date of the amendment or termination.




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